UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) December 13, 2006
XCORPOREAL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-31608 (Commission File Number)	98-0349685 (IRS Employer Identification No.)
11400 W. Olympic Blvd., Suite 200
Los Angeles, California 90064
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (310) 738-5138

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.1 3e-4(c))

Item 1.01 Entry Into A Material Definitive Agreement.
     Effective December 13, 2006, we entered into additional stock purchase agreements and registration rights agreements described in Item 3.02 below.
Item 3.02. Unregistered Sales of Equity Securities.
     Effective December 13, 2006, we accepted oversubscriptions in the private placement described in our Current Report on Form 8-K filed November 20, 2006, which is incorporated herein by reference, and agreed to issue additional shares of our common stock at a price of $7.00 per share in private placements to approximately fifty accredited investors for additional gross proceeds of approximately $4.4 million. Total gross proceeds in the private placement were approximately $29.4 million.
     Unless otherwise required by law, we disclaim any obligation to release publicly any updates or changes in our expectations or any change in events, conditions, or circumstances on which any forward-looking statements are based.
Item 5.06 Change in Shell Company Status
     As a result of entering into a License Agreement on September 1, 2006, we ceased being a shell company. The material terms of the transaction are set forth in Item 1.01 of our Current Report on Form 8-K filed September 1, 2006, which is incorporated herein by reference,
Item 9.01 Financial Statements and Exhibits
     (b) Pro forma financial information.
     The following table sets forth our cash, cash equivalents, short-term investments and capitalization as of September 30, 2006:
•	on an actual basis, and

•	on an adjusted basis to give effect to the sale of 4,200,050 shares of our common sold at an offering price of $7.00 per share, after deducting commissions and estimated offering expenses to be paid by us.

	As of September 30, 2006
		As
	Actual	adjusted
	(unaudited)
Cash, cash equivalents and marketable securities	$0	$27,342,325

Stockholders’ equity:
Preferred stock, $.0001 par value; 10,000,000 shares authorized; no shares issued and outstanding	—	—
Common stock, $.0001 par value, 100,000,000 shares authorized; 10,000,000 shares issued (actual), as adjusted 14,200,050	1,000	1,402
Additional paid-in capital	9,819,620	37,161,543
Deficit accumulated during development stage	(222,860)	(222,860)

Total stockholders’ equity	$9,597,760	$36,940,085
     The table above should be read in conjunction with our consolidated financial statements and related notes incorporated by reference in this prospectus. The table excludes:
•	1,600,000 shares of our common stock issuable upon exercise of options outstanding as of September 30, 2006

•	350,000 shares of our common stock issuable upon exercise of warrants outstanding as of September 30, 2006

•	400,000 shares of our common stock available for future grant under our 2006 Stock Incentive Plan as of September 30, 2006.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report signed on its behalf by the undersigned hereunto duly authorized.

Date: December 18, 2006	XCORPOREAL, INC.
	By:	/s/ Daniel S. Goldberger
Daniel S. Goldberger
President and Chief Operating Officer